UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ETF SERIES SOLUTIONS

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Volshares Large Cap ETF (VSL)
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202
[Date]
Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of the proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:
PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Whitford Asset Management LLC (the “Adviser”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2: To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes the Proposals are in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 10:00 a.m. Central time on September 18, 2020 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on August 21, 2020, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [Website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of September 18, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
If you have any questions regarding the Proposals or Proxy Statement, please do not hesitate to call toll-free [Phone Number]. Representatives will be available Monday through Friday 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

Volshares Large Cap ETF (VSL)
a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD ON SEPTEMBER 18, 2020

A special meeting of shareholders (the “Special Meeting”) of the Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), will be held at 10:00 a.m. Central time on September 18, 2020 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposals:
PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Whitford Asset Management LLC (the “Adviser”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2: To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,  UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
The Trust’s Board of Trustees has fixed the close of business on August 21, 2020, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [Website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of September 18, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
By Order of the Board of Trustees

Michael D. Barolsky
Vice President and Secretary
ETF Series Solutions

[Date]

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on September 18, 2020. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposals (the “Proposals”), and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. You are receiving these proxy materials because you have the right to vote on important Proposals concerning your investment in the Volshares Large Cap ETF (the “Fund”).
Q. What are the Proposals being considered at the Special Meeting?
A. You are being asked to vote on the following proposals:
PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Whitford Asset Management LLC (“Whitford” or the “Adviser”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2: To approve a new investment sub-advisory agreement among, Whitford, Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”), and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
Q. Will the Proposals affect the investments made by the Fund?
A. No. Approval of the Proposals by the Fund’s shareholders will not have any effect on the Fund’s investment policies, strategies, and risks.
Q. Will the Proposals result in any change in the fees or expenses payable by the Fund?
A. No. Approval of the Proposals by the Fund’s shareholders will not affect the fees or expenses payable by the Fund.  If the new investment advisory agreement is approved by the Fund’s shareholders, the Fund will pay Whitford a management fee equal to the management fee currently being paid to Whitford. Under the new investment sub-advisory agreement, Vident will continue to be compensated by Whitford and not by the Fund.
Q. Why am I being asked to approve a new investment advisory agreement?
A. Whitford, the Fund’s investment adviser, was previously controlled by Dominic Catrambone, formerly its Chief Executive Officer, as a result of his ownership of more than 25% of the outstanding voting securities of Whitford. On April 27, 2020, NIB&T Capital, Inc., a wholly-owned subsidiary of Nevis Financial Holdings Group Ltd., acquired a majority of the outstanding voting securities of Whitford (the “Transaction”) and Mr. Catrambone’s ownership was reduced to less than 25% of the firm’s outstanding voting securities.
As a result of the Transaction, the then-existing advisory agreement with respect to the Fund automatically terminated, and Whitford continued serving as the Fund’s investment adviser pursuant to an interim advisory agreement that was approved by the Fund’s Board of Trustees (the “Board”) and which expires within 150 days of its effectiveness.
To enable Whitford to continue serving as adviser to the Fund after such time, at a meeting of the Board held on April 22, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser. Under the 1940 Act, the approval of the Fund’s new investment advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the new investment advisory agreement.
If the Fund’s shareholders approve the new investment advisory agreement, Whitford will continue to serve as the Fund’s adviser after the expiration of the interim advisory agreement.
Q&A-1

Q. Why am I being asked to approve a new investment sub-advisory agreement?
A. As a result of the Transaction and the termination of the Fund’s then-existing investment advisory agreement, the then-existing sub-advisory agreement with respect to the Fund automatically terminated, and Vident continued serving as the Fund’s investment sub-adviser pursuant to an interim investment sub-advisory agreement that was approved by the Board and which expires within 150 days of its effectiveness.
To enable Vident to continue serving as sub-adviser to the Fund after such time, at a meeting of the Board held on April 22, 2020, the Board, including a majority of the Independent Trustees, approved a new investment sub-advisory agreement among Vident, the Adviser, and the Trust, on behalf of the Fund. Under the 1940 Act, the approval of the Fund’s new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the new investment sub-advisory agreement.
If the Fund’s shareholders approve the new investment sub-advisory agreement, Vident will continue to serve as the Fund’s sub-adviser after the expiration of the interim sub-advisory agreement.
Q. Will there be any changes in the services provided to the Fund under the new agreements?
A. No. Under the new investment advisory agreement, Whitford will continue to have overall responsibility for the general management and administration of the Fund and to provide oversight of the Sub-Adviser, monitor the Sub-Adviser’s buying and selling of securities for the Fund, and review the Sub-Adviser’s performance. Under the new investment sub-advisory agreement, Vident will continue to provide the same day-to-day portfolio management services to the Fund as it currently provides.
Q. Will there be any changes to the portfolio management team for my Fund?
A. No. The portfolio management team for the Fund will not change if shareholders of the Fund approve the Proposals.
Q. What will happen if Fund shareholders do not approve the Proposals?
A. If the Proposals are not approved by the Fund’s shareholders, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders, solicitation of the approval of different proposals, or the liquidation of the Fund.
Q. How does the Board recommend that I vote in connection with the Proposals?
A. The Board unanimously recommends that you vote “FOR” the approval of the Proposals described in the Proxy Statement.
OTHER MATTERS
Q. Will my Fund pay for this proxy solicitation?
A. No. The Adviser or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [Website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting in the event that, as of September 18, 2020 , in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Q&A-2

Q. How may I revoke my proxy?
A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.
Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, [Di Costa Partners], at [Phone Number]. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

Q&A-3

Volshares Large Cap ETF (VSL)
a series of ETF Series Solutions
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT [Date]
This Proxy Statement is being furnished to the shareholders of the Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on September 18, 2020 at 10:00 a.m. Central time at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as August 21, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is [Mailing Date]. The Special Meeting will be held to obtain shareholder approval for the following proposals (the “Proposals”):
PROPOSAL 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Whitford Asset Management LLC (“Whitford” or the “Adviser”). No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2: To approve a new investment sub-advisory agreement among Whitford, Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”), and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund or the Fund’s current prospectus and statement of additional information (“SAI”). Please call the Fund at 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
Background. Whitford, the Fund’s current investment adviser, is an investment adviser registered with the U.S. Securities and Exchange Commissions (“SEC”) and has provided investment advisory services to the Fund since its inception. Vident, the Fund’s current investment sub-adviser, is also an investment adviser registered with the SEC and has provided investment sub-advisory services to the Fund since its inception.
Prior to April 27, 2020, Whitford was controlled by Dominic Catrambone, its then-Chief Executive Officer, as a result of his ownership of more than 25% of the outstanding voting securities of Whitford. On April 27, 2020, NIB&T Capital, Inc., a wholly-owned subsidiary of Nevis Financial Holdings Group Ltd., acquired a majority of the outstanding voting securities of Whitford (the “Transaction”). Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”) automatically terminated. As a result of the termination of the Prior Advisory Agreement, the investment sub-advisory agreement among the Adviser, Vident, and the Trust, on behalf of the Fund (the “Prior Sub-Advisory Agreement”), automatically terminated.
Prior to such terminations, at a meeting of the Board, held on April 22, 2020 (the “Meeting”), the Adviser requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”) and (ii) an interim investment sub-advisory agreement among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund (the “Interim Sub-Advisory Agreement”), pursuant to which Whitford and Vident currently act as the adviser and sub-adviser, respectively, to the Fund for a period of up to 150 days, as permitted by Rule 15a-4 under the 1940 Act. At the Meeting, the Board, including a majority of the Independent Trustees, also approved (i) a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) and (ii) a new investment sub-advisory agreement among the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund (the “New Sub-Advisory Agreement”) to enable Whitford and Vident to continue providing advisory and sub-advisory, respectively, services to the Fund following the termination of the Interim Advisory Agreement and Interim Sub-Advisory Agreement.
Under the 1940 Act, the approval of the Fund’s New Advisory Agreement and New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement.
The Board believes the Proposals are in the best interest of the Fund and its shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
The Adviser, located at 2001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103, is an investment adviser providing discretionary advisory services solely to the Fund and has been registered with the SEC since 2017. Whitford is a limited liability company that is controlled by NIB&T Capital, Inc. (“NIB&T”) on the basis of NIB&T owning a majority of the outstanding voting securities of the Adviser. NIB&T is located at 251 Little Falls Drive, Wilmington, DE 19808. NIB&T is a wholly-owned subsidiary of Nevis Financial Holdings Group Ltd., which is a wholly-owned subsidiary of Montpelier Group Ltd., each of which is located at Nevis International Bank & Trust Center, Jessups Estate, Nevis, Federation of St. Christopher & Nevis.
At the Meeting, the Board, including a majority of the Independent Trustees, determined that the approval of Whitford to continue serving as the Fund’s investment adviser was in the best interest of the Fund and its shareholders, approved the New Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval. To ensure continuity of service while the Fund seeks approval of the New Advisory Agreement, at the Meeting the Board also approved the Interim Advisory Agreement pursuant to which Whitford currently serves as the Fund’s adviser for a period of up to 150 days. The Interim Advisory Agreement became effective on April 27, 2020, immediately following the close of the Transaction.
The Prior Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on January 29, 2020 and by the initial shareholder of the Fund on February 16, 2018.
The Prior Advisory Agreement, the Interim Advisory Agreement, and the New Advisory Agreement are identical in all material respects, except for their effective and termination dates and the inclusion of an advisory fee escrow account provision in the Interim Advisory Agreement, as required by Rule 15a-4(b)(2) of the 1940 Act.
If Proposal 1 is approved by the Fund’s shareholders, the New Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If Proposal 1 is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement or (ii) the liquidation of the Fund.
Summary of the New Advisory Agreement. A copy of the form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.
Duration and Termination. The New Advisory Agreement, like the Prior Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
Both the Prior Advisory Agreement and the New Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Adviser upon one-hundred twenty (120) days’ written notice to the Trust.
Advisory Services. Both the Prior Advisory Agreement and the New Advisory Agreement require that the Adviser regularly provide the Fund with investment research, advice and supervision and continuously furnish an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. Under both advisory agreements, the Adviser is responsible for determining the Fund’s assets to be purchased or sold by the Fund and has the authority to select and retain a sub-adviser to perform some or all of the services for which the Adviser is responsible.
Management Fees. The Fund’s advisory fee will not change as a result of the approval of the Proposal. Both the Prior Advisory Agreement and the New Advisory Agreement have an advisory fee that is based on the average daily net assets of the Fund. The fee is computed daily and paid monthly. Under both the Prior Advisory Agreement and the New Advisory Agreement, the Fund pays an advisory fee equal to 0.65% of its average daily net assets. For the fiscal year ended January 31, 2020, the Fund paid advisory fees of $12,298 under the Prior Advisory Agreement.
Brokerage Policies. Both the Prior Advisory Agreement and the New Advisory Agreement authorize the Fund’s Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Adviser may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Adviser. For the fiscal year ended January 31, 2020, the Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Fund’s distributor, or any affiliated persons of such persons.

Payment of Expenses. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with the advisory services provided for the Fund. The Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges). Additionally, both the Prior Advisory Agreement and the New Advisory Agreement state that the Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the applicable advisory agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
Other Provisions. Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Adviser shall indemnify and hold harmless the Trust and its affiliated persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith, or negligence in the performance of its duties under the agreement or by reason of its reckless disregard of its obligations and duties under the agreement.
Executive Officers and Directors of Whitford. Information regarding the principal executive officers and directors of Whitford is set forth below. The address of Whitford and its executive officers and directors is 2001 Market Street, Suite 2500, Philadelphia, Pennsylvania 19103. The following individuals are the executive officers and directors of Whitford:

Name	Position with Adviser	Principal Occupation
Harry Gobora	Principal Executive Officer, President, and Director	Principal Executive Officer and President of the Adviser
Warren Raiti	Director	Attorney, RAITI, PLLC (law firm)
Charles Shearer	Director	Chief Investment Officer, Nevis International Bank & Trust Ltd.
D. Jourdan Frain	Executive Chairman	Director of Business Development and Operations, Rosenblatt Securities
No Trustee or officer of the Trust currently holds any position with Whitford or its affiliated persons.
Required Vote. Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 1 is approved by the Fund’s shareholders, the New Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Fund’s shareholders do not approve Proposal 1, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement or (ii) the liquidation of the Fund.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 1, the Adviser will provide at least the same level of services that it currently provides under the Interim Advisory Agreement and that it had provided under the Prior Advisory Agreement. The Board was presented with information demonstrating that the New Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
In considering the New Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Whitford; (ii) the historical performance of the Fund; (iii) the estimated cost of the services to be provided by Whitford and the profits expected to be realized by Whitford from providing such services, including any fall-out benefits enjoyed by Whitford or its affiliates; (iv) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant.
Prior to and during the Meeting, representatives from the Adviser and NIB&T, along with representatives from other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the New Advisory Agreement. Among other things, representatives from the Adviser and NIB&T provided an overview of the Transaction and the effect it would have on the management of the Fund. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the New Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the New Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s ownership, and the services provided by the Adviser. The Board considered that the services to be provided under the New Advisory Agreement would be identical in all material respects to those services provided under the Prior Advisory Agreement and Interim Advisory Agreement.
The Board also considered other services to be provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, oversight of the Sub-Adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as an passively-managed fund. The Board further considered the oral information provided by the Adviser with respect to the impact of the COVID-19 pandemic on the Adviser’s operations, as well as the impact of the Transaction.
Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the materials presented at the Meeting and primarily considered the Fund’s performance for periods ended March 31, 2020. The Board noted that the Fund had slightly outperformed its underlying index before fees and expenses for the one-year period and performed in line with the index for the since inception period. The Board also noted that the Fund underperformed the S&P 500 Index for the one-year period and slightly underperformed the S&P 500 Index since the Fund’s inception. The Board considered that for the one-year period ended April 9, 2020, the Fund significantly outperformed the median for its most direct competitors as identified by the Adviser (the “Selected Peer Group”). The Board noted that the funds in the Selected Peer Group were those that the Adviser reported have been compared to the Fund by a variety of third-party publications based on the Fund’s classification, asset class, or investment style. The Board further noted that the Fund had only two years of operating history, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.
Cost of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid to the Adviser for its services to the Fund under the New Advisory Agreement and noted that such fees were identical to those in the Prior Advisory Agreement. The Board reviewed the expense ratio for the Fund and compared the Fund’s expense ratio to those of the Selected Peer Group. The Board noted that the expense ratio for the Fund was higher than the Selected Peer Group median, but within the range of expense ratios for such peer funds.
The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning the Fund paid no expenses other than the advisory fee and, if incurred, certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. In this regard, the Board considered the Adviser’s financial resources and information regarding the Adviser’s ability to support its management of the Fund and obligations under the “unified fee” arrangement. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.
The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale would be shared with Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion. No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.
Expenses Related to Proposal 1. All expenses associated with Proposal 1 will be borne by the Adviser or its affiliates and not by the Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
The Sub-Adviser, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, was formed in 2014 and provides investment advisory services to ETFs, including the Fund. Vident is a limited liability company and a wholly-owned subsidiary of Vident Financial, LLC. Vident Financial, LLC is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust, and Vince L. Birley, Brian Shepler and Mohammad Baki serve as the trustees of the Vident Investors’ Oversight Trust.

At the Meeting, the Board, including a majority of the Independent Trustees, determined that the approval of Vident to continue serving as the Fund’s investment sub-adviser was in the best interest of the Fund and its shareholders, approved the New Sub-Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval. To ensure continuity of service while the Fund seeks approval of the New Sub-Advisory Agreement, at the Meeting the Board also approved the Interim Sub-Advisory Agreement pursuant to which Vident currently serves as the Fund’s sub-adviser for a period of up to 150 days. The Interim Sub-Advisory Agreement became effective on April 27, 2020, immediately following the close of the Transaction.
The Prior Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on April 22, 2020 with respect to the Fund and by the initial shareholder of the Fund on February 16, 2018.
Except for the term and dates of the sub-advisory agreements, the Prior Sub-Advisory Agreement, the Interim Sub-Advisory Agreement, and the New Sub-Advisory Agreement are identical in all material respects.
If Proposal 2 is approved by the Fund’s shareholders, the New Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If Proposal 2 is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include (i) further solicitation of the Fund’s shareholders to approve either the New Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement or (ii) the liquidation of the Fund.
Summary of the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description of the material terms of the New Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit B.
Duration and Termination. The New Sub-Advisory Agreement, like the Prior Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser upon sixty (60) days’ written notice to the Sub-Adviser, or (iv) by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
Sub-Advisory Services. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement require that the sub-adviser manage all of the securities and other assets of the Fund, including the purchase, retention and disposition of Fund assets, in accordance with the Fund’s investment objective, guidelines, policies and restrictions, subject to the supervision of the Adviser and the Board. Under each sub-advisory agreement, the Sub-Adviser determines the Fund assets to be purchased or sold by the Fund and places orders with or through broker dealers selected by the Sub-Adviser.
Management Fees. The Fund’s sub-advisory fee will not change as a result of the approval of the Proposal. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement have a sub-advisory fee of 0.04% of the average daily net assets of the Fund, subject to a minimum annual fee of $25,000. The sub-advisory fee is paid by the Advisor, and not by the Fund. For the fiscal year ended January 31, 2020, the Adviser paid sub-advisory fees of $25,000 under the Prior Sub-Advisory Agreement.
Brokerage Policies. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement authorize the Fund’s Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Sub-Adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Sub-Adviser. For the fiscal year ended January 31, 2020, the Fund did not pay commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Fund’s distributor, or any affiliated persons of such persons.
Payment of Expenses. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
Portfolio Managers. Austin Wen, CFA, Portfolio Manager for Vident, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident, are jointly responsible for the day-to-day management of the Fund under the Interim Sub-Advisory Agreement. Upon shareholder approval of Proposal 2, Messrs. Wen and Zayas will continue to be responsible for the management of the Fund’s portfolio.
Mr. Wen has been a Portfolio Manager for Vident since 2016 and has eight years of investment management experience. His focus at Vident is on portfolio management and trading, risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial beginning in 2014, working on the development and review of investment solutions. He began his career in 2011 as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.
Mr. Zayas became SVP, Head of Portfolio Management and Trading ETF at Vident in June 2020. From 2017 to 2020, he was Senior Portfolio Manager – International Equity at Vident and has over 15 years of experience that includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining Vident, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.
Executive Officers and Directors of Vident. Information regarding the principal executive officers and directors of Vident is set forth below. The address of Vident and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of Vident:

Name	Position with Sub-Adviser
Vince Birley	Interim President
Rafael Zayas, CFA	Senior Vice President
Karen Donnelly	Director of Investment Operations
No Trustee or officer of the Trust currently holds any position with Vident or its affiliated persons.
Required Vote. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 2 is approved by the Fund’s shareholders, the New Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Fund’s shareholders do not approve Proposal 2, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement or the liquidation of the Fund.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of Proposal 2, the Sub-Adviser will provide at least the same level of services that it currently provides under the Interim Sub-Advisory Agreement and that it had provided under the Prior Sub-Advisory Agreement. The Board was presented with information demonstrating that the New Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.
In considering the New Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Vident; (ii) the historical performance of the Fund; (iii) the estimated cost of the services to be provided by Vident and the profits expected to be realized by Vident from providing such services, including any fall-out benefits enjoyed by Vident or its affiliates; (iv) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (v) other factors the Board deemed to be relevant.

Prior to and during the Meeting, representatives from the Sub-Adviser, along with representatives from other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the New Sub-Advisory Agreement. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the New Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services Provided. The Board considered the scope of services to be provided to the Fund under the New Sub-Advisory Agreement, noting that Vident would continue to provide investment management services to the Fund. The Board noted the responsibilities that Vident has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. The Board considered that the services to be provided under the New Sub-Advisory Agreement would be identical in all material respects to those services provided under the Prior Sub-Advisory Agreement and Interim Sub-Advisory Agreement.
In considering the nature, extent, and quality of the services provided by Vident, the Board considered reports of the Trust’s Chief Compliance Officer with respect to Vident’s compliance program and Vident’s experience providing investment management services to other ETFs, including other series of the Trust. Vident’s registration form (“Form ADV”) was provided to the Board, as was the response of Vident to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers then primarily responsible for the day-to-day management of the Fund. The Board further considered the oral information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.
Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the materials presented at the Meeting and primarily considered the Fund’s performance for periods ended March 31, 2020. The Board noted that the Fund had slightly outperformed its underlying index before fees and expenses for the one-year period and performed in line with the index for the since inception period.
Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid to the Sub-Adviser for its services to the Fund under the New Sub-Advisory Agreement and noted that such fees were identical to those in the Prior Sub-Advisory Agreement. The Board reviewed the sub-advisory fees paid by Whitford to Vident for its services to the Fund. The Board considered that the fees paid to Vident are paid by Whitford and noted that the fee reflected an arm’s-length negotiation between Whitford and Vident. The Board also took into account analyses of Vident’s profitability with respect to the Fund.
The Board expressed the view that it currently appeared that Vident might realize economies of scale in managing the Fund as assets grow in size and noted that the fee schedule includes breakpoints as assets grow in size. The Board further noted that because the Fund pays Whitford a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to Whitford, rather than to Fund shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.
Conclusion. No single factor was determinative of the Board’s decision to approve the New Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.
Expenses Related to Proposal 2. All expenses associated with Proposal 2 will be borne by the Adviser or its affiliates and not by the Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

OTHER INFORMATION
Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund, including the Proposals.
Shareholders of the Fund at the close of business on August 21, 2020, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date there were [ ] common shares of the Fund issued and outstanding.

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free [Phone Number]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” each Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for either Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to such Proposal, once or more, by either the chairman of the Special Meeting or by the vote of the holders of a majority of the Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the applicable Proposal and vote against adjournment all proxies that voted against the applicable Proposal.
Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against the applicable Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a Proposal are not received, the chairman of the Special Meeting or the holders of a majority of the Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such Proposal(s) to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust and/or [Di Costa Partners], a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.
Meeting Venue. We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website [Website], and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of September 18, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.
Distributor, Administrator and Transfer Agent. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent and administrator.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on August 21, 2020, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on August 21, 2020, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.

Name and Address	% Ownership	Type of Ownership
[ ]	[ ]	[ ]

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [Phone Number]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Fund, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at [Website]. You may request a copy by mail (Volshares Large Cap ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at [Phone Number]. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

ETF SERIES SOLUTIONS
INVESTMENT ADVISORY AGREEMENT
with
Whitford Asset Management LLC

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of [ ], 2020 by and between ETF SERIES SOLUTIONS (the “Trust”), a Delaware statutory trust, and Whitford Asset Management LLC, a Delaware limited liability company with its principal place of business at 43 Leopard Road, Suite 201, Paoli, Pennsylvania (the “Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Adviser underwent a change-in-control on April 27, 2020 (the “Transaction”) as a result of the sale of more than 25% of its outstanding equity securities to NIB&T Capital, Inc.; and
WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:
1.The Adviser’s Services.
(a)Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall continuously furnish an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities or other assets shall be purchased for the Funds, what securities or other assets shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.
(b)Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the Commission and capable of performing its sub- advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.
(c)Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.
(d)Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser may, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser, subject to the Adviser’s oversight, in exercising the Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, the Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s clients.
(e)Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.
The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.
(f)Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.
(g)Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
2.Code of Ethics. The Adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.
(a)Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
(b)Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.
(c)Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.
4.Brokerage.
(a)Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.
(b)Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.
(c)Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(d)Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.
5.Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.
6.Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).
The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, Sub-Advisers.
7.Representations, Warranties and Covenants.
(a)Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.
(b)ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
(c)Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.
(d)Use of Names. The Adviser has the right to use the name “Whitford” in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use such name in connection with the Adviser’s management of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use such name.
(e)Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
(f)No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

(h)Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.
8.[Reserved]
9.Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.
The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.
Except as may otherwise be prohibited by law or regulation (including any then current Commission staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
10.Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.
11.Assignment. Except as permitted by the 1940 Act, the rules and regulations thereunder, or no-action, interpretive or other guidance issued by the Commission or its staff, this Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.
12.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.
13.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval of this Agreement by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (iii) the commencement of operations of the Fund. This Agreement shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 11 hereof or terminated as follows:
(a)The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or
(b)The Adviser may at any time terminate this Agreement by not less than one-hundred twenty (120) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or
(c)This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.
Termination of this Agreement pursuant to this Section shall be without payment of any penalty.
In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

14.Certain Definitions. For the purposes of this Agreement:
(a)“Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
(b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
15.Liability of the Adviser. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.
16.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
17.Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
18.Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.
19.Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
20.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ETF SERIES SOLUTIONS on behalf of the series listed on Schedule A	Whitford Asset Management LLC

By: _______________________	By: _______________________
Name:	Name:
Title:	Title:

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
Dated [ ], 2020 between
ETF SERIES SOLUTIONS
and
Whitford Asset Management LLC

Fund	Rate
Volshares Large Cap ETF	0.65%

Schedule A to Investment Advisory Agreement

EXHIBIT B
ETF SERIES SOLUTIONS
INVESTMENT SUB-ADVISORY AGREEMENT
with
Vident Investment Advisory, LLC
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of [ ], 2020 by and among Whitford Asset Management LLC, a Delaware limited liability company with its principal place of business at 43 Leopard Road, Suite 201, Paoli, Pennsylvania 19301 (the “Adviser”), ETF SERIES SOLUTIONS (the “Trust”), and VIDENT INVESTMENT ADVISORY, LLC, a Delaware limited liability company with its principal place of business located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (the “Sub-Adviser”).
W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and
WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Trust; and
WHEREAS, the Adviser underwent a change-in-control on April 27, 2020 (the “Transaction”); and
WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and
WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”).

A G R E E M E N T
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:
a.The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.
b.In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.
c.The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.
d.The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
e.The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.
f.The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.
g.The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.
h.The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.
i.In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.
j.On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
k.The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.
l.The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.
2.Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.
3.Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:
a.The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
b.Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);
c.Prospectus and Statement of Additional Information of the Funds, as amended from time to time;
d.Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;
e.Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;
f.A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and
g.The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.
4.Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.
5.Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.
6.Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.
Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event. In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.
The provisions of this Section shall survive the termination of this Agreement.
7.Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:
a.The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;
b.The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);
c.The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

d.The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
e.The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;
f.The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;
g.This Agreement is a valid and binding agreement of the Sub-Adviser;
h.The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
i.The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.
j.The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.
8.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.
a.Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (iii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iv) the commencement of the Sub-Adviser’s management of the Fund. This Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
b.Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:
i.By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;
ii.By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;
iii.By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or
iv.By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.
This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.
9.Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:
a.in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and
b.the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).
10.Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.
11.Reporting of Compliance Matters.
a.The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:
i.a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a‑1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
ii.on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
iii.a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
iv.an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.
b.The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
12.Index Data. The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.
13.Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.
14.Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.
15.Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Whitford Asset Management LLC 43 Leopard Road, Suite 201 Paoli, Pennsylvania 19301 Attention:[Charles Shearer] Email: [cshearer@whitfordam.com]
To the Trust at	U.S. Bancorp Fund Services, LLC 615 East Michigan Street MK-WI-LC1 Milwaukee, Wisconsin 53202 Attention: Michael Barolsky, Secretary Email: Michael.barolsky@usbank.com
To the Sub-Adviser at:	Vident Investment Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, Georgia, 30009 Attention: Cory Gossard Email: cgossard@videntinvestmentadvisory.com

16.Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.
17.Representations and Warranties of the Adviser.
a.Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC. The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;
b.The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;
c.The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and
d.The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.
18.Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.
19.Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.
20.Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.
In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.
21.Miscellaneous.
a.A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.
b.Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

WHITFORD ASSET MANAGEMENT LLC By: Name: Title:	ETF SERIES SOLUTIONS By: Name: Title:
VIDENT INVESTMENT ADVISORY, LLC By: Name: Title:

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated [ ], 2020 by and among
WHITFORD ASSET MANAGEMENT LLC
and
VIDENT INVESTMENT ADVISORY, LLC
and
ETF SERIES SOLUTIONS

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate
Volshares Large Cap ETF	$25,000	0.04%

Signature Page to Investment Sub-Advisory Agreement

  PROXY CARD
        SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! [Shareholder registration printed here]
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free [Phone Number] to reach an automated touchtone voting line
CONTROL NUMBER > [12345678910]

Volshares Large Cap ETF

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 18, 2020

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Brett M. Wickmann, and Michael D. Barolsky, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Central Time, on September 18, 2020 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [Phone Number]. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 18, 2020. The proxy statement for this meeting is available at: [Website].

Volshares Large Cap ETF  PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

________________________________________________________SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________________SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of ETF Series Solutions (the “Trust”), and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1.
To approve a new investment advisory agreement between the Trust, on behalf the Volshares Large Cap ETF (the “Fund”), and Whitford Asset Management LLC (the “Adviser”).
No increase in shareholder fees or expenses is being proposed.
	○	○	○
2.
To approve a new investment sub-advisory agreement among the Adviser, Vident Investment Advisory, LLC, and the Trust, on behalf of the Fund. No increase in shareholder fees or expenses is being proposed.
	○	○	○

THANK YOU FOR VOTING